UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2013

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue, Boston, Massachusetts	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On December 9, 2013, the board of directors (the “Board”) of Iron Mountain Incorporated, a Delaware corporation (the “Company”), approved, and the Company entered into, a REIT Status Protection Rights Agreement (the “Rights Agreement”) between the Company and Computershare Inc., as rights agent.  The Rights Agreement provides for a dividend of one preferred stock purchase right (a “Right”) for each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) outstanding on December 20, 2013 (the “Record Date”).  Each Right entitles the holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), for a purchase price of $114.00 (the “Purchase Price”), subject to adjustment as provided in the Rights Agreement. The description and terms of the Rights are set forth in the Rights Agreement.

As previously announced, the Board unanimously approved a plan (the “Conversion Plan”) for the Company to pursue conversion to a real estate investment trust (“REIT”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Company is in the process of implementing the Conversion Plan, pursuant to which the Company would elect to qualify and be taxed as a REIT no earlier than its taxable year beginning January 1, 2014. The Company has not yet determined if it will be able to convert to a REIT, and the Company has not yet received from the U.S. Internal Revenue Service (the “IRS”) the private letter rulings it believes it requires (the “PLRs”) before converting to a REIT. Nevertheless, the Company has determined that it will begin to operate its business in a manner consistent with being a REIT effective January 1, 2014 so that it and its stockholders will benefit from its status as a REIT under the Code (its “REIT Status”) in 2014 if the Company is ultimately successful in becoming a REIT for 2014.

The Company’s intended REIT Status may be adversely impacted by concentrated ownership of the Common Stock. Therefore, the Board approved, and the Company entered into, the Rights Agreement in an effort to protect stockholder value by attempting to provide for the preservation of the Company’s potential REIT Status by limiting, subject to certain exceptions as set forth in the Rights Agreement, a person’s or group’s ability to own in excess of 9.8% of the Common Stock, as calculated in accordance with the Rights Agreement (the “Ownership Threshold”), which ownership or deemed ownership in excess of the Ownership Threshold may threaten the Company’s potential REIT Status.  The Rights Agreement will terminate on its first anniversary, or December 9, 2014, if it has not been earlier terminated, as described below.

The Company anticipates that it will seek stockholder approval to impose ownership limitations in its charter documents, as is customary for REITs, if it is ultimately successful in converting to a REIT.  The Rights Agreement is intended to help protect the Company’s potential REIT Status until the approval of those ownership limitations by the Company’s stockholders, or, if earlier, until the Rights expire, as described below.

The foregoing summary and following description of the terms of the Rights and the Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Effectiveness. The Rights Agreement became effective on December 9, 2013 (the “Effective Date”). Upon and following the Effective Date, Rights will be issued in respect of all outstanding shares of Common Stock on the Record Date, and for all shares of Common Stock that become outstanding after the Record Date and, subject to the next sentence, prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights or the Expiration Date (as defined below). Rights may be distributed with respect to shares of Common Stock that become outstanding after the Distribution Date only in certain limited circumstances as described in the Rights Agreement (such as the issuance of Common Stock pursuant to stock options, employee compensation or benefit plans or convertible securities).

Term.  The Rights will expire at or prior to the date (the “Expiration Date”) that is the earliest of (1) the close of business on December 9, 2014, (2) the time at which the Rights are redeemed as provided in the Rights Agreement, (3) the time at which the Rights are exchanged as provided in the Rights Agreement, (4) the close of business on the date of a meeting of stockholders of the Company at which the Company sought the approval of the Rights by the stockholders if the stockholders do not approve the Rights at such meeting or (5) the date on which the Board, in its sole discretion, determines that (A) the Company’s potential REIT Status is no longer desirable or achievable under the Code or (B) the Rights are no longer advisable to protect the Company’s potential REIT Status.

Exercisability.  Initially, the Rights will not be exercisable. The Rights will become exercisable upon the date (the “Distribution Date”) that is the tenth (10th) business day after the first date of public announcement by the Company that a person or group is or has become the beneficial owner (as defined in the Rights Agreement) of 9.8% or more of the outstanding Common Stock (any such person or group, an “Acquiring Person”).

In the event that the Company publicly announces that a person or group has become an Acquiring Person (the date of such announcement, the “Stock Acquisition Date”), each holder of a Right, other than such Acquiring Person (whose Rights will thereafter be void), will thereafter have the right to receive upon exercise of each Right (including payment of the Purchase Price) that number of shares of Common Stock having a market value of two times the then current Purchase Price.

The Rights, if exercised or Exchanged, will cause substantial dilution to a person or group that acquires 9.8% or more of the Common Stock, as calculated in accordance with the Rights Agreement, on terms not approved by the Board.

Existing Holders. Any person or group that beneficially owned (as defined in the Rights Agreement) 9.8% or more of the outstanding Common Stock as of December 9, 2013 (an “Existing Holder”) will not be deemed an Acquiring Person unless and until such Existing Holder becomes the beneficial owner of additional shares of Common Stock representing greater than 1.0% of the shares of Common Stock then outstanding, subject to certain limitations as set forth in the Rights Agreement. If at any time an Existing Holder beneficially owns (as defined in the Rights Agreement) less than 9.8% of the outstanding shares of Common Stock, it will cease to be an Existing Holder under the Rights Agreement.

Exempt Persons. Any person or group that would otherwise be an Acquiring Person can be exempted from becoming an Acquiring Person if the Board determines in its sole discretion that such person’s or group’s ownership does not adversely impact, jeopardize or endanger the availability to the Company of its potential REIT Status (such exempted person, an “Exempt Person”). Before granting an exemption, the Board may require that a person or group comply with certain procedures set forth in the Rights Agreement. An Exempt Person may cease being such, and instead be considered an Acquiring Person, if the Board subsequently makes a contrary determination with respect to the effect of such Exempt Person’s ownership of Common Stock upon the Company’s potential REIT Status.  Pursuant to the Rights Agreement, the Company, its subsidiaries, any directors or officers thereof, and certain other persons are exempt from being an Acquiring Person.

Rights Certificates and Detachability. Prior to the Distribution Date, the Rights will be evidenced by the certificates for shares of Common Stock, will be transferable only with the related Common Stock (or, in the case of uncertificated Common Stock, the applicable record of ownership) and will be automatically transferred with any transfer of the related Common Stock. After the Distribution Date, the Rights will “detach” from the Common Stock, will be evidenced by one or more certificates and will be separately transferable.

Terms of Preferred Stock. The terms of the Preferred Stock issuable upon exercise of the Rights are designed so that each 1/1,000th of a share of Preferred Stock is the economic and voting equivalent of one whole share of Common Stock of the Company. In addition, the Preferred Stock has certain minimum dividend and liquidation rights.

Dilution Adjustments. The amount of Preferred Stock issuable upon exercise of the Rights is subject to adjustment by the Board in the event of certain changes in the Common Stock or Preferred Stock as set forth in the Rights Agreement, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock, Preferred Stock or otherwise; provided, however, that no such adjustment shall be made in connection with an “earnings and profits” distribution in connection with the Company’s planned conversion to a REIT if such distribution is in the form of cash and Common Stock and stockholders have the right to elect cash or Common Stock, whether or not the election rights are unlimited or instead subject to proration in case a particular form of payment is oversubscribed.

Exchange.  At any time after the Stock Acquisition Date but prior to the acquisition by such Acquiring Person of beneficial ownership of 50% or more of the voting power of the shares of Common Stock then outstanding, the Board may exchange (an “Exchange”) the Rights (other than Rights owned by such Acquiring Person, which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other stock) equivalent in value thereto, per Right (subject to adjustment for stock splits, stock dividends and similar transactions).

Redemption.  At any time prior to the Stock Acquisition Date, the Board may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. For so long as the Rights are redeemable, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement, except with respect to the Redemption Price.  After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than the Acquiring Person).

No Rights as Stockholder.  Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Current Report”) contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward looking statements are subject to various known and unknown risks, uncertainties and other factors. When the Company uses words such as “believes,” “expects,” “anticipates,” “estimates,” “plans” or similar expressions, the Company is making forward looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from its expectations. For example:

•                  This Current Report states that the Company has approved and entered into the Rights Agreement in an effort to protect stockholder value by attempting to provide for the preservation of the Company’s potential REIT Status by limiting ownership concentration that could threaten the Company’s potential REIT Status.  However, since the exercisability of the Rights, or the Exchange therefor by the Company, is triggered only after a person or group has exceeded the Ownership Threshold, the Rights Agreement, by its terms, cannot prevent a stockholder from exceeding the Ownership Threshold and thereby threatening the Company’s potential REIT Status. Nevertheless, the Company’s expectation is that the potential for substantial dilution to a person or group that exceeds the Ownership Threshold will strongly discourage a stockholder from exceeding such Ownership Threshold and becoming an Acquiring Person.  While the decision by the Board to consider a person or group an Acquiring Person and/or consummate an Exchange would likely reduce the Acquiring Person’s ownership below the Ownership Threshold, the Company can provide no assurance that effecting an Exchange or otherwise triggering the exercisability of the Rights would retroactively remove the threat to the Company’s potential REIT Status that resulted from the Acquiring Person exceeding the Ownership Threshold in the first place.  Also, the tax consequences to a REIT of triggering a Rights Agreement are unclear, and the Company can provide no assurance that it will consummate an Exchange or allow the exercisability of the Rights to be triggered even if a person or group acquires beneficial ownership of the outstanding Common Stock of greater than the Ownership Threshold.

•                  This Current Report states that the Company plans to pursue conversion to a REIT. In fact, as previously disclosed, there are significant implementation and operational complexities to address before the Company can convert to a REIT, including obtaining favorable PLRs from the IRS, completing internal reorganizations and modifying accounting, information technology and real estate systems, and making required stockholder payouts. The Company can provide no assurance when conversion to a REIT will be complete, if at all. In addition, REIT qualification involves the application of highly technical and complex provisions of the Code to the Company’s operations as well as various factual determinations concerning matters and circumstances not entirely within the Company’s control. Although, beginning in 2014 and thereafter, the Company plans to operate in a manner consistent with the REIT qualification rules, the Company cannot give assurance that it will so qualify or remain so qualified if the Company converts to a REIT. Further, under the Code, no more than 25% of the value of the assets of a REIT may be represented by securities of one or more taxable REIT subsidiaries and other nonqualifying assets. This limitation may affect the Company’s ability to make large investments in other non-REIT qualifying operations or assets. As such, compliance with REIT tests may hinder the Company’s ability to make certain attractive investments, including the purchase of significant nonqualifying assets and the material expansion of non-real estate activities.

•                  This Current Report states that the Company plans to elect to qualify and be taxed as a REIT no earlier than the taxable year beginning January 1, 2014. In fact, the Company does not know when, if at all, it will elect to qualify and be taxed as a REIT, and it may not do so. Further, as described in other of the Company’s filings with the Securities and Exchange Commission (the “SEC”), many conditions must be met in order to complete the conversion to a REIT, and the timing and outcome of many of these are beyond the Company’s control.

•                  This Current Report states that the Company is seeking PLRs from the IRS. In fact, the Company can provide no assurance that the IRS will ultimately provide the Company with favorable PLRs or that any favorable PLR will be received in a timely manner for the Company to convert successfully to a REIT as of January 1, 2014. Further, changes in legislation or the federal tax rules or applicable legal standards can adversely impact the Company’s ability to convert to a REIT or the benefits of being a REIT.

You should not rely upon forward-looking statements except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this document as well as the Company’s other filings with the SEC, including the sections “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 1, 2013 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2013 and September 30, 2013.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.  The Rights Agreement, specifying the terms of the Rights, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement referenced in Item 1.01 above, the Board approved an Amended Certificate of Designations establishing the Preferred Stock and the rights, preferences and privileges thereof (the “Certificate”). The Certificate was filed with the Secretary of State of the State of Delaware and became effective on December 9, 2013. The Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

3.1	Amended Certificate of Designations for Iron Mountain Incorporated Series A Junior Participating Preferred Stock (filed herewith).

4.1

REIT Status Protection Rights Agreement, dated as of December 9, 2013 by Iron Mountain Incorporated and Computershare Inc. (which includes the form of Amended Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series A Junior Participating Preferred Stock as Exhibit C) (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President and General Counsel

Date: December 9, 2013